UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

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The following video communications may appear from time to time in various corporate communications channels.

EXXONMOBIL METHANE SOCIAL VIDEO 10 MAR 2021EXXONMOBIL METHANE SOCIAL VIDEO 10 MAR 2021

Intro 1 EXXONMOBIL: Methane Video Music plays Text overlay appears TEXT: Why does methane matter? 2 TEXT: It matters because methane is warming our planet 3 TEXT: which is why we are acting nowIntro 1 EXXONMOBIL: Methane Video Music plays Text overlay appears TEXT: Why does methane matter? 2 TEXT: It matters because methane is warming our planet 3 TEXT: which is why we are acting now

4 EXXONMOBIL: Methane Video TEXT: to reduce methane emissions 5 TEXT: we are testing a number of technologies 6 TEXT: including planes with lasers4 EXXONMOBIL: Methane Video TEXT: to reduce methane emissions 5 TEXT: we are testing a number of technologies 6 TEXT: including planes with lasers

7 EXXONMOBIL: Methane Video TEXT: to spot this invisible gas 8 TEXT: trials are ongoing at over 1,000 sites across the US 9 TEXT: but we can’t do it alone7 EXXONMOBIL: Methane Video TEXT: to spot this invisible gas 8 TEXT: trials are ongoing at over 1,000 sites across the US 9 TEXT: but we can’t do it alone

10 EXXONMOBIL: Methane Video TEXT: a new collaboration may change the way leaks are found 11 TEXT: with sensors shared between local operators 12 TEXT: continuously monitoring emissions 10 EXXONMOBIL: Methane Video TEXT: a new collaboration may change the way leaks are found 11 TEXT: with sensors shared between local operators 12 TEXT: continuously monitoring emissions

13 EXXONMOBIL: Methane Video 14 TEXT: it’s a low-cost solution in a real world environment 15 TEXT: EXXONMOBIL met its 2020 emission reduction plan, including a 15% reduction in methane and a 25% reduction in flaring (2016-2020)13 EXXONMOBIL: Methane Video 14 TEXT: it’s a low-cost solution in a real world environment 15 TEXT: EXXONMOBIL met its 2020 emission reduction plan, including a 15% reduction in methane and a 25% reduction in flaring (2016-2020)

16 EXXONMOBIL: Methane Video TEXT: and we are pushing for tighter methane emission regulations across our industry 17 TEXT: and we are pushing for tighter methane emission regulations across our industry 1916 EXXONMOBIL: Methane Video TEXT: and we are pushing for tighter methane emission regulations across our industry 17 TEXT: and we are pushing for tighter methane emission regulations across our industry 19

20 EXXONMOBIL: Methane Video TEXT: together we can reduce methane emissions 21 TEXT: and power the world with cleaner energy 22 END: Logo appears 20 EXXONMOBIL: Methane Video TEXT: together we can reduce methane emissions 21 TEXT: and power the world with cleaner energy 22 END: Logo appears

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a preliminary proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Preliminary Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Preliminary Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Preliminary Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive proxy statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.